UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                  June 14, 2005
                               ------------------

                             Kronos Worldwide, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

       Delaware                 1-31763                    76-0294959
   -------------------     -----------------            -----------------
    (State or other            (Commission                (IRS Employer
    jurisdiction of            File Number)               Identification
     incorporation)                                            No.)

    5430 LBJ Freeway, Suite 1700, Dallas, Texas            75240-2697
   --------------------------------------------           ------------
     (Address of principal executive offices)              (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------


             (Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under  the Exchange  Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications  pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

     The information disclosed by Kronos International, Inc., a Delaware corporation and an affiliate of the registrant ("Kronos International"), under
Item 1.01 of the Current Report on Form 8-K that Kronos International (File No. 333-100047) filed with the U.S. Securities and Exchange Commission on June 20, 2005 is hereby incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

     (c) Exhibits.

        Item No.       Exhibit Index
        ----------     ---------------------------------------------------------
        10.1           Second Amendment Agreement Relating to  a Credit Facility
                       Agreement,  dated June 25,  2002  executed as of June 14,
                       2005 by and among Deutsche Bank AG, as mandated lead arranger, Deutsche Bank Luxembourg S.A. as agent, the participating lenders, Kronos Titan GmbH, Kronos Europe
                       S.A./N.V, Kronos Titan AS, Kronos Norge AS, Titania AS and Kronos Denmark ApS (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by
                       Kronos  International (File No. 333-100047) with the U.S.
                       Securities and Exchange Commission on June 20, 2005).

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Kronos Worldwide, Inc.
                             (Registrant)



                             By:    /s/ Gregory M. Swalwell
                                    ----------------------------
                                    Gregory M. Swalwell
                                    Vice President, Finance and
                                    Chief Financial Officer


Date:  June 20, 2005